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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         April 24, 2000 (April 14, 2000)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           PHILIP SERVICES CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                      0-30417                 98-0131394
-----------------------------       ----------------        -------------------
(State or other jurisdiction)       (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)



  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
  ----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (905) 521-1600




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


















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ITEM 5. OTHER EVENTS

     On April 14, 2000 Philip Services Corporation, a Delaware corporation ("Philip"), announced that The Toronto Stock Exchange ("TSE") and NASDAQ had notified Philip that the shares of Philip Services Corp., an Ontario corporation ("PSC"), the predecessor company to Philip, would be delisted on the TSE and would cease trading on the NASDAQ Electronic Bulletin Board at the close of trading on Friday April 14, 2000. Philip also announced that the shares of the newly restructured company, Philip, would be posted for trading on Monday April 17, 2000 at the market opening on the TSE under the stock symbol "PSC" and on the NASDAQ OTC market under the stock symbol "PHVC".

     A copy of the press release announcing that shares of Philip will commence trading on April 17, 2000 is attached hereto as Exhibit 99.1.

Exhibit
Number         Description
------         -----------
99.1           Press release, dated April 14, 2000, announcing that shares of
               Philip will commence trading on April 17, 2000.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHILIP SERVICES CORPORATION


                                      By: /s/ Colin H. Soule
                                          -------------------------------------
                                          Colin H. Soule
                                          Executive Vice President,
                                          General Counsel and
                                          Corporate Secretary

Date: April 24, 2000


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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
99.1           Press release, dated April 14, 2000, announcing that shares of
               Philip will commence trading on April 17, 2000.






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